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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of CITGO Petroleum Corporation of our report dated February 14, 2003 relating to the financial statements of LYONDELL-CITGO Refining LP, which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 15, 2003